SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 16, 2004

DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Item 5.                                                           Other Events and Required FD Disclosure

The purpose of this filing is to set forth certain exhibits in connection with the issuance by Duke Realty Limited Partnership (the “Operating Partnership”) on August 16, 2004 of $250,000,000 of 5.40% Notes due 2014.

On August 16, 2004, we issued $250,000,000 aggregate principal amount of our 5.40% Notes due 2014.  The Notes were issued under the Indenture dated as of September 19, 1995, as supplemented by the Seventeenth Supplemental Indenture dated as of August 16, 2004, among the Operating Partnership and J.P. Morgan Trust Company, National Association (as successor in interest to The First National Bank of Chicago).

Item 7.                                                           Financial Statements and Other Exhibits

(c)  The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-108557-01, under the Securities Act of 1933, as amended (as amended, the “Registration Statement”), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit Number	Exhibit
1	Underwriting Agreement dated August 11, 2004
4	Seventeenth Supplemental Indenture dated as of August 16, 2004, including form of global note evidencing 5.40% Notes due 2014.
5	Opinion of Alston & Bird LLP, including consent.
8	Tax opinion of Alston & Bird LLP, including consent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its general partner

		By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President and General Counsel

Dated: August 18, 2004